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                         SUPPLEMENT DATED APRIL 28, 2000
                                       TO
                          PROSPECTUS DATED MAY 1, 1999
                                       FOR
                             SBM CERTIFICATE COMPANY


     On April 27, 2000 the United States Bankruptcy Court for the District of Delaware approved the sale of SBM Certificate Company (SBM) to 1st Atlantic Guaranty Corp. (1ST ATLANTIC). 1st Atlantic is headquartered in Bethesda, Maryland, and is principally engaged in the sale of face amount certificates. SBM is currently owned by ARM Financial Group, Inc., which has filed a petition for relief under the provisions of chapter 11 of the U.S. Bankruptcy Code. The sale of SBM to 1st Atlantic is expected to close in the second quarter of 2000.


THIS PROSPECTUS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS.